United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-4743

(Investment Company Act File Number)

Federated Equity Income Fund, Inc.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
 (Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End:  11/30/08

Date of Reporting Period:  Fiscal year ended 11/30/08

Item 1.                      Reports to Stockholders

Federated
World-Class Investment Manager

Federated Equity Income Fund, Inc.

Established 1986

ANNUAL SHAREHOLDER REPORT

November 30, 2008

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007	2006		2005		2004
Net Asset Value, Beginning of Period	$21.38		$21.17	$17.77		$17.10		$15.05
Income From Investment Operations:
Net investment income	0.54		0.52	0.49		0.42		0.33
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	(6.76)		0.30	3.36		0.61		2.09
TOTAL FROM INVESTMENT OPERATIONS	(6.22)		0.82	3.85		1.03		2.42
Less Distributions:
Distributions from net investment income	(0.58)		(0.61)	(0.45)		(0.36)		(0.37)
Distributions from net realized gain on investments, written options and foreign currency transactions	(0.64)		--	--		--		--
Distributions from paid-in capital [1]	(0.01	) [2]	--	--		--		--
TOTAL DISTRIBUTIONS	(1.23)		(0.61)	(0.45)		(0.36)		(0.37)
Regulatory Settlement Proceeds	0.01	[3]	--	--		--		--
Net Asset Value, End of Period	$13.94		$21.38	$21.17		$17.77		$17.10
Total Return [4]	(30.59	)% [3]	3.87%	21.95%		6.09	% [5]	16.25	% [6]

Ratios to Average Net Assets:
Net expenses [7]	1.13%		1.11%	1.14%		1.11%		1.13%
Net investment income	2.91%		2.36%	2.56%		2.35%		2.05%
Expense waiver/reimbursement [8]	0.03%		0.02%	0.00	% [9]	0.03%		0.00	% [9]
Supplemental Data:
Net assets, end of period (000 omitted)	$479,742		$778,882	$786,606		$636,219		$643,279
Portfolio turnover	121%		101%	60%		33%		75%

1 Represents a return of capital for federal income tax purposes.

2 Per share number has been calculated using the average shares method.

3 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return. (See Notes to Financial Statements, Note 8.)

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5 During the year ended November 30, 2005, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.02% on the total return.

6 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.06% on the total return.

7 The net expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.12%, 1.10%, 1.13%, 1.10% and 1.12% for the year ended November 30, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.

8 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

9 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007	2006		2005		2004
Net Asset Value, Beginning of Period	$21.35		$21.16	$17.76		$17.09		$15.04
Income From Investment Operation:
Net investment income	0.42		0.38	0.37		0.28		0.22
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	(6.77)		0.25	3.33		0.61		2.08
TOTAL FROM INVESTMENT OPERATIONS	(6.35)		0.63	3.70		0.89		2.30
Less Distributions:
Distributions from net investment income	(0.44)		(0.44)	(0.30)		(0.22)		(0.25)
Distributions from net realized gain on investments, written options and foreign currency transactions	(0.64)		--	--		--		--
Distributions from paid-in capital [1]	(0.01	) [2]	--	--		--		--
TOTAL DISTRIBUTIONS	(1.09)		(0.44)	(0.30)		(0.22)		(0.25)
Regulatory Settlement Proceeds	0.01	[3]	--	--		--		--
Net Asset Value, End of Period	$13.92		$21.35	$21.16		$17.76		$17.09
Total Return [4]	(31.14	)% [3]	2.99%	21.03%		5.26%		15.39	% [5]

Ratios to Average Net Assets:
Net expenses [6]	1.90%		1.87%	1.89%		1.89%		1.88%
Net investment income	2.09%		1.58%	1.66%		1.54%		1.31%
Expense waiver/reimbursement [7]	0.02%		0.02%	0.00	% [8]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$59,106		$159,076	$229,906		$328,918		$513,071
Portfolio turnover	121%		101%	60%		33%		75%

1 Represents a return of capital for federal income tax purposes.

2 Per share number has been calculated using the average shares method.

3 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return. (See Notes to Financial Statements, Note 8.)

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.07% on the total return.

6 The net expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.89%, 1.86%, 1.88%, 1.88% and 1.87% for the year ended November 30, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007	2006		2005		2004
Net Asset Value, Beginning of Period	$21.37		$21.18	$17.77		$17.10		$15.05
Income From Investment Operations:
Net investment income	0.39		0.36	0.35		0.28		0.22
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	(6.75)		0.28	3.36		0.62		2.08
TOTAL FROM INVESTMENT OPERATIONS	(6.36)		0.64	3.71		0.90		2.30
Less Distributions:
Distributions from net investment income	(0.44)		(0.45)	(0.30)		(0.23)		(0.25)
Distributions from net realized gain on investments, written options and foreign currency transactions	(0.64)		--	--		--		--
Distributions from paid-in capital [1]	(0.01	) [2]	--	--		--		--
TOTAL DISTRIBUTIONS	(1.09)		(0.45)	(0.30)		(0.23)		(0.25)
Regulatory Settlement Proceeds	0.01	[3]	--	--		--		--
Net Asset Value, End of Period	$13.93		$21.37	$21.18		$17.77		$17.10
Total Return [4]	(31.15	)% [3]	2.99%	21.09%		5.27%		15.38	% [5]

Ratios to Average Net Assets:
Net expenses [6]	1.89%		1.86%	1.89%		1.89%		1.88%
Net investment income	2.14%		1.61%	1.77%		1.57%		1.31%
Expense waiver/reimbursement [7]	0.02%		0.02%	0.00	% [8]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$37,333		$68,742	$74,174		$71,223		$84,177
Portfolio turnover	121%		101%	60%		33%		75%

1 Represents a return of capital for federal income tax purposes.

2 Per share number has been calculated using the average shares method.

3 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.05% on the total return. (See Notes to Financial Statements, Note 8.)

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.07% on the total return.

6 The net expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.88%, 1.85%, 1.88%, 1.88% and 1.87% for the year ended November 30, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008		2007	2006		2005		2004
Net Asset Value, Beginning of Period	$21.39		$21.19	$17.78		$17.12		$15.06
Income From Investment Operations:
Net investment income	0.49		0.48	0.44		0.37		0.30
Net realized and unrealized gain (loss) on investments, written options, futures contracts and foreign currency transactions	(6.75)		0.28	3.37		0.60		2.09
TOTAL FROM INVESTMENT OPERATIONS	(6.26)		0.76	3.81		0.97		2.39
Less Distributions:
Distributions from net investment income	(0.54)		(0.56)	(0.40)		(0.31)		(0.33)
Distributions from net realized gain on investments, written options and foreign currency transactions	(0.64)		--	--		--		--
Distributions from paid-in capital [1]	(0.01	) [2]	--	--		--		--
TOTAL DISTRIBUTIONS	(1.19)		(0.56)	(0.40)		(0.31)		(0.33)
Regulatory Settlement Proceeds	0.01	[3]	--	--		--		--
Net Asset Value, End of Period	$13.95		$21.39	$21.19		$17.78		$17.12
Total Return [4]	(30.76	)% [3]	3.56%	21.69%		5.73%		16.01	% [5]

Ratios to Average Net Assets:
Net expenses [6]	1.39%		1.36%	1.38%		1.39%		1.38%
Net investment income	2.65%		2.09%	2.32%		2.07%		1.80%
Expense waiver/reimbursement [7]	0.02%		0.02%	0.00	% [8]	0.00	% [8]	0.00	% [8]
Supplemental Data:
Net assets, end of period (000 omitted)	$22,615		$38,005	$47,464		$38,937		$45,229
Portfolio turnover	121%		101%	60%		33%		75%

1 Represents a return of capital for federal income tax purposes.

2 Per share number has been calculated using the average shares method.

3 During the year, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.09% on the total return. (See Notes to Financial Statements, Note 8.)

4 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

5 During the year ended November 30, 2004, the Fund was reimbursed by the Adviser, which had an impact of 0.06% on the total return.

6 The net expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.38%, 1.35%, 1.37%, 1.38% and 1.37% for the year ended November 30, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.

7 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 6/1/2008	Ending Account Value 11/30/2008	Expenses Paid During Period [1]
Actual:
Class A Shares	$1,000	$ 706.10	$4.78
Class B Shares	$1,000	$ 702.90	$8.13
Class C Shares	$1,000	$ 702.80	$8.05
Class F Shares	$1,000	$ 705.20	$5.93
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.40	$5.65
Class B Shares	$1,000	$1,015.45	$9.62
Class C Shares	$1,000	$1,015.55	$9.52
Class F Shares	$1,000	$1,018.05	$7.01

1 Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half-year-period). The annualized net expense ratios are as follows:

Class A Shares	1.12%
Class B Shares	1.91%
Class C Shares	1.89%
Class F Shares	1.39%

Management's Discussion of Fund Performance

The fund's total returns, based on net asset value, for the 12-month reporting period ended November 30, 2008, were (30.59)% for Class A Shares, (31.14)% for Class B Shares, (31.15)% for Class C Shares and (30.76)% for Class F Shares. The fund outperformed its benchmark, a blended index composed of 90% Russell 1000® Value Index ("RU1000V") and 10% Merrill Lynch 91-Day Treasury Bill Index, 1 which returned (34.25)% during the 12-month reporting period. The fund also outperformed the (35.64)% total return of the Lipper Equity Income Funds Average. 2 The fund's investment strategy focused on income earning investments, specifically high quality, dividend-paying stocks to achieve its objective to provide above average income and capital appreciation.

The following discussion will focus on the performance of the fund's Class A Shares. The (30.59)% total return of the Class A Shares for the reporting period consisted of (31.81)% in price depreciation and 1.22% in reinvested dividends.

MARKET OVERVIEW

Global equity markets trended down with a sharp drop during the last month of the reporting period. The financial market crisis intensified as Fannie Mae and Freddie Mac were placed into conservatorship by the U.S. Treasury, Lehman Brothers filed bankruptcy and AIG averted bankruptcy through support from the Federal Reserve (the "Fed"). The stress from the financial sector spilled into the non-financial sector of the economy and credit markets froze. Late in the reporting period, the U.S. government passed a bailout program for financial institutions. Seeing that markets remained troubled and that the financial crisis was threatening financial systems and global economies, governments around the world coordinated efforts on interest rate cuts and implemented a variety of capital and financial guarantee programs aimed at restoring the functioning of credit markets.

1 The Benchmark is a blended index comprised of the Russell 1000® Value Index and the Merrill Lynch 91-Day Treasury Bill Index. The Russell 1000® Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. The Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index tracking short-term government securities. The indexes are not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the fund's performance. The indexes are unmanaged and, unlike the fund, are not affected by cash flows. It is not possible to invest directly in an index. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the Benchmark.

2 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges. Investments cannot be made directly in an average.

The S&P 500 Index 3 returned (38.09)% and the Nasdaq Composite Index 4 returned (41.77)% for the reporting period. In general, stocks with smaller market capitalizations outperformed larger-capitalization stocks, value stocks slightly outperformed growth stocks and defensive stocks outperformed stocks cyclically driven. Strong relative performance in the Consumer Staples, Energy, Utilities and Health Care sectors dominated weak performance in the Financials, Information Technology, Materials and Consumer Discretionary sectors.

SECTOR AND SECURITY SELECTION

The fund focused on realizing its capital appreciation and income objectives by purchasing and holding income-producing equity securities with favorable valuation levels. The outperformance of value strategies over growth strategies positively influenced portfolio performance. The outperformance of strategies with smaller capitalizations over those with larger capitalizations negatively influenced portfolio performance.

Stock selection had a strong positive impact on the fund while sector allocation decisions negatively impacted performance. Having an underweight in the Energy sector and an overweight in the Information Technology sector detracted from performance. Having a large underweight in the Financials sector aided performance as Financials was the worst performing sector in the RU1000V. Stock selection was strong in all sectors with the exception of the Energy sector. The top relative performing industry was Insurance, where the fund continued to concentrate its holdings on traditional diversified insurers and stayed away from those that had exposure to other financial instruments.

Top contributors to performance: WalMart Stores Inc., Tribune Co., Santos Ltd., BB&T Corp. and Nationwide Financial Services. Bottom contributors to performance: Northrop Corp., Merrill Lynch, Pfizer Inc., Freddie Mac and Seagate Technology.

3 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

4 The Nasdaq Composite Index is an index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq stock market. The index is unmanaged and, unlike the fund, is not affected by cash flows. Investments cannot be made directly in an index.

GROWTH OF A $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund, Inc. (Class A Shares) (the "Fund") from November 30, 1998 to November 30, 2008 compared to the Russell 1000 Value Index (RUS1V) 2 and the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91-Day Treasury Bill Index (90% RUS1V/10% ML91DTB). 2

Average Annual Total Returns [3] for the Periods Ended 11/30/2008
1 Year	(34.40)%
5 Years	0.48%
10 Years	(0.71)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS1V and the 90% RUS1V/10% ML91DTB are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund, Inc. (Class B Shares) (the "Fund") from November 30, 1998 to November 30, 2008 compared to the Russell 1000 Value Index (RUS1V) 2 and the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91-Day Treasury Bill Index (90% RUS1V/10% ML91DTB). 2

Average Annual Total Returns [3] for the Periods Ended 11/30/2008
1 Year	(34.72)%
5 Years	0.48%
10 Years	(0.76)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS1V and the 90% RUS1V/10% ML91DTB are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund, Inc. (Class C Shares) (the "Fund") from November 30, 1998 to November 30, 2008 compared to the Russell 1000 Value Index (RUS1V) 2 and the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91-Day Treasury Bill Index (90% RUS1V/10% ML91DTB). 2

Average Annual Total Returns [3] for the Periods Ended 11/30/2008
1 Year	(31.80)%
5 Years	0.84%
10 Years	(0.91)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS1V and the 90% RUS1V/10% ML91DTB are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Equity Income Fund, Inc. (Class F Shares) (the "Fund") from November 30, 1998 to November 30, 2008 compared to the Russell 1000 Value Index (RUS1V) 2 and the Fund's blended benchmark, consisting of 90% Russell 1000 Value Index/10% Merrill Lynch 91-Day Treasury Bill Index (90% RUS1V/10% ML91DTB). 2

Average Annual Total Returns [3] for the Periods Ended 11/30/2008
1 Year	(32.11)%
5 Years	1.17%
10 Years	(0.50)%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1V and the 90% RUS1V/10% ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS1V and the 90% RUS1V/10% ML91DTB are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At November 30, 2008, the Fund's sector composition 1 was as follows:

Sector	Percentage of Total Net Assets
Financials	17.0%
Energy	12.5%
Industrials	11.8%
Consumer Staples	11.5%
Health Care	11.3%
Telecommunication Services	7.7%
Consumer Discretionary	6.7%
Utilities	6.0%
Materials	4.8%
Information Technology	4.6%
Derivative Contracts [2]	(0.4)%
Cash Equivalents [3]	6.2%
Other Assets and Liabilities--Net [4]	0.3%
TOTAL	100.0%

1 Except for Cash Equivalents, Derivative Contracts and Other Assets and Liabilities, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

2 Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts can be found in the table at the end of the Portfolio of Investments included in this report.

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

November 30, 2008

Shares			Value
		COMMON STOCKS--93.9%
		Consumer Discretionary--6.7%
48,050		Black & Decker Corp.	$2,039,242
265,430		CBS Corp. (New), Class B	1,767,764
48,970		Fortune Brands, Inc.	1,851,066
156,990		Home Depot, Inc.	3,628,039
683,465		Leggett and Platt, Inc.	9,978,589
610,420		Macy's, Inc.	4,529,316
308,980		Mattel, Inc.	4,223,757
24,270		McDonald's Corp.	1,425,862
258,885		Nordstrom, Inc.	2,943,522
722,255		Regal Entertainment Group	6,623,078
144,125		Time Warner, Inc.	1,304,331
		TOTAL	40,314,566
		Consumer Staples--11.5%
274,410		Altria Group, Inc.	4,412,513
131,590		Coca-Cola Co.	6,167,623
187,225		Kimberly-Clark Corp.	10,819,733
110,318		Kraft Foods, Inc., Class A	3,001,753
152,675		PepsiCo, Inc.	8,656,672
209,815		Procter & Gamble Co.	13,501,595
74,460		Reynolds American, Inc.	3,058,817
171,730		Sysco Corp.	4,027,068
267,290		Wal-Mart Stores, Inc.	14,936,165
		TOTAL	68,581,939
Shares			Value
		COMMON STOCKS--continued
		Energy--12.5%
190,200	[1]	Chevron Corp.	$15,027,702
266,455		ConocoPhillips	13,994,217
54,920		EnCana Corp.	2,570,805
271,674		Exxon Mobil Corp.	21,774,671
760,055	[2]	Grey Wolf, Inc.	4,165,101
284,775		Marathon Oil Corp.	7,455,410
59,850	[1]	Occidental Petroleum Corp.	3,240,279
217,752		Precision Drilling Trust	1,750,726
112,550		Southern Union Co.	1,546,437
179,945		Spectra Energy Corp.	2,925,906
		TOTAL	74,451,254
		Financials--17.0%
202,933	[1]	Ace Ltd.	10,603,249
200,715	[1]	Chubb Corp.	10,308,722
203,290		Huntington Bancshares, Inc.	1,626,320
450,415	[1]	JPMorgan Chase & Co.	14,260,139
712,275		Merrill Lynch & Co., Inc.	9,416,276
1,776,920		National City Corp.	3,571,609
182,580		Nationwide Financial Services, Inc., Class A	9,275,064
1,003,470		New York Community Bancorp, Inc.	13,095,284
91,935	[1]	PNC Financial Services Group	4,851,410
46,155		PartnerRe Ltd.	3,229,004
321,190	[1]	The Travelers Cos., Inc.	14,019,944
113,120		U.S. Bancorp	3,051,978
830,020		Wachovia Corp.	4,664,712
		TOTAL	101,973,711
Shares			Value
		COMMON STOCKS--continued
		Health Care--11.3%
269,520		Bristol-Myers Squibb Co.	$5,579,064
45,170		Eli Lilly & Co.	1,542,556
346,810		Johnson & Johnson	20,316,130
122,360		Merck & Co., Inc.	3,269,459
1,349,575		Pfizer, Inc.	22,173,517
411,340		Wyeth	14,812,353
		TOTAL	67,693,079
		Industrials--11.8%
54,650		3M Co.	3,657,725
102,345		Dover Corp.	3,052,951
114,330		Eaton Corp.	5,298,052
88,890		Emerson Electric Co.	3,190,262
527,310		General Electric Co.	9,053,913
258,090		Illinois Tool Works, Inc.	8,806,031
282,810		Northrop Grumman Corp.	11,581,070
54,250		Pitney Bowes, Inc.	1,340,518
308,205		Republic Services, Inc.	7,396,920
153,790		United Parcel Service, Inc.	8,858,304
110,095		United Technologies Corp.	5,342,910
99,775		Waste Management, Inc.	2,913,430
		TOTAL	70,492,086
		Information Technology--4.6%
80,200		Analog Devices, Inc.	1,371,420
43,760		Automatic Data Processing, Inc.	1,796,786
47,565		IBM Corp.	3,881,304
575,210		Intel Corp.	7,937,898
305,935		Maxim Integrated Products, Inc.	3,784,416
67,695		Microsoft Corp.	1,368,793
252,245		Nokia Oyj, Class A, ADR	3,574,312
194,746		Taiwan Semiconductor Manufacturing Co., ADR	1,392,434
86,730		Texas Instruments, Inc.	1,350,386
75,170		Xilinx, Inc.	1,229,781
		TOTAL	27,687,530
Shares			Value
		COMMON STOCKS--continued
		Materials--4.8%
161,720		Alcoa, Inc.	$1,740,107
73,955		Allegheny Technologies, Inc.	1,697,267
107,555		Dow Chemical Co.	1,995,145
53,560		Du Pont (E.I.) de Nemours & Co.	1,342,214
1,236,590	[1]	Gold Fields Ltd., ADR	10,164,770
32,830		PPG Industries, Inc.	1,441,894
103,335		Packaging Corp. of America	1,542,792
108,140		Rohm & Haas Co.	7,397,857
85,140		Sealed Air Corp.	1,347,766
		TOTAL	28,669,812
		Telecommunication Services--7.7%
1,017,815		AT&T, Inc.	29,068,796
358,560		Verizon Communications, Inc.	11,706,984
269,060		Vodafone Group PLC, ADR	5,268,195
		TOTAL	46,043,975
		Utilities--6.0%
210,265		AGL Resources, Inc.	6,331,079
84,550		Ameren Corp.	3,008,289
398,625		CenterPoint Energy, Inc.	5,154,221
229,230		Edison International	7,656,282
39,690		Integrys Energy Group, Inc.	1,753,504
628,370		NiSource, Inc.	7,571,859
53,210		ONEOK, Inc.	1,561,181
42,125		Progress Energy, Inc.	1,671,941
40,835		SCANA Corp.	1,419,016
		TOTAL	36,127,372
		TOTAL COMMON STOCKS (IDENTIFIED COST $661,376,839)	562,035,324
Shares			Value
		MUTUAL FUNDS--6.2% [3]
28,917,888	[4]	Prime Value Obligations Fund, Institutional Shares, 2.35%	$28,917,888
1,925,734		High Yield Bond Portfolio	8,396,200
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $38,018,893)	37,314,088
		TOTAL INVESTMENTS--100.1% (IDENTIFIED COST $699,395,732) [5]	599,349,412
		OTHER ASSETS AND LIABILITIES - NET--(0.1)% [6]	(554,002)
		TOTAL NET ASSETS--100%	$598,795,410

At November 30, 2008, the Fund had the following outstanding written call option contracts:

Security	Expiration Date	Exercise Price	Contracts	Value
Ace Ltd. Call	January 2009	$60	1,825	$ (209,875)
Chevron Corp. Call	January 2009	$95	1,710	$ (171,000)
Chubb Corp. Call	January 2009	$60	1,800	$ (243,000)
Gold Fields Ltd. Call	January 2009	$10	11,125	$ (890,000)
JPMorgan Chase & Co. Call	January 2009	$40	4,050	$ (281,475)
Occidental Petroleum Corp. Call	January 2009	$70	535	$ (74,900)
PNC Financial Services Group. Call	January 2009	$70	2	$ (90)
The Travelers Cos., Inc. Call	January 2009	$50	2,885	$ (439,963)
(PREMIUMS RECEIVED $2,011,248)				$(2,310,303)

Value of Written Call Options is included in "Other Assets and Liabilities - Net."

1 Portion of security subject to options written.

2 Non-income-producing security.

3 Affiliated companies.

4 7-Day net yield.

5 The cost of investments for federal tax purposes amounts to $704,781,229.

6 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2008.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1--quoted prices in active markets for identical securities

Level 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3--significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund's assets carried at fair value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1--Quoted Prices	$599,349,412	$(2,310,303)
Level 2--Other Significant Observable Inputs	--	--
Level 3--Significant Unobservable Inputs	--	--
TOTAL	$599,349,412	$(2,310,303)

* Other financial instruments include written option contracts.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

November 30, 2008

Assets:
Total investments in securities, at value including $37,314,088 of investments in affiliated issuers (Note 5) (identified cost $699,395,732)		$599,349,412
Cash		220
Income receivable		2,588,830
Receivable for shares sold		933,954
TOTAL ASSETS		602,872,416
Liabilities:
Payable for shares redeemed	$1,229,966
Options written, at value (premium $2,011,248)	2,310,303
Payable for transfer and dividend disbursing agent fees and expenses	242,601
Payable for Directors'/Trustees' fees	2,405
Payable for distribution services fee (Note 5)	64,131
Payable for shareholder services fee (Note 5)	154,456
Accrued expenses	73,144
TOTAL LIABILITIES		4,077,006
Net assets for 42,970,880 shares outstanding		$598,795,410
Net Assets Consist of:
Paid-in capital		$818,067,652
Net unrealized depreciation of investments, written options and translation of assets and liabilities in foreign currency		(100,345,410)
Accumulated net realized loss on investments, written options and foreign currency transactions		(118,926,832)
TOTAL NET ASSETS		$598,795,410

Statement of Assets and Liabilities - continued

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($479,742,307 ÷ 34,423,984 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$13.94
Offering price per share (100/94.50 of $13.94) [1]	$14.75
Redemption proceeds per share	$13.94
Class B Shares:
Net asset value per share ($59,105,601 ÷ 4,246,133 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$13.92
Offering price per share	$13.92
Redemption proceeds per share (94.50/100 of $13.92) [1]	$13.15
Class C Shares:
Net asset value per share ($37,332,625 ÷ 2,679,079 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$13.93
Offering price per share	$13.93
Redemption proceeds per share (99.00/100 of $13.93) [1]	$13.79
Class F Shares:
Net asset value per share ($22,614,877 ÷ 1,621,684 shares outstanding), $0.01 par value, 500,000,000 shares authorized	$13.95
Offering price per share (100/99.00 of $13.95) [1]	$14.09
Redemption proceeds per share (99.00/100 of $13.95) [1]	$13.81

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended November 30, 2008

Investment Income:
Dividends (including $1,968,335 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $399,622)		$33,714,241
Interest		960,923
TOTAL INCOME		34,675,164
Expenses:
Investment adviser fee (Note 5)	$5,166,678
Administrative personnel and services fee (Note 5)	673,335
Custodian fees	33,981
Transfer and dividend disbursing agent fees and expenses	1,449,205
Directors'/Trustees' fees	22,316
Auditing fees	26,500
Legal fees	15,374
Portfolio accounting fees	153,778
Distribution services fee--Class B Shares (Note 5)	829,474
Distribution services fee--Class C Shares (Note 5)	413,921
Distribution services fee--Class F Shares (Note 5)	79,395
Shareholder services fee--Class A Shares (Note 5)	1,502,890
Shareholder services fee--Class B Shares (Note 5)	276,491
Shareholder services fee--Class C Shares (Note 5)	134,427
Shareholder services fee--Class F Shares (Note 5)	77,602
Account administration fee--Class A Shares	141,434
Account administration fee--Class C Shares	821
Share registration costs	59,193
Printing and postage	118,059
Insurance premiums	4,822
Taxes	61,684
Miscellaneous	16,942
TOTAL EXPENSES	11,258,322

Statement of Operations - continued

Reimbursements, Waiver and Expense Reduction:
Reimbursement of investment adviser fee (Note 5)	$(47,335)
Waiver of administrative personnel and services fee (Note 5)	(18,114)
Reimbursement of other operating expenses--Class A Shares (Note 5)	(86,640)
Fees paid indirectly from directed brokerage arrangements (Note 6)	(76,548)
TOTAL REIMBURSEMENTS, WAIVER AND EXPENSE REDUCTION		$(228,637)
Net expenses			$11,029,685
Net investment income			23,645,479
Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(117,744,630)
Net realized gain on written options			1,225,626
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(190,148,272)
Net change in unrealized depreciation of written options			(277,389)
Net realized and unrealized loss on investments, written options and foreign currency transactions			(306,944,665)
Change in net assets resulting from operations			$(283,299,186)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended November 30	2008	2007
Increase (Decrease) in Net Assets
Operations:
Net investment income	$23,645,479	$24,010,959
Net realized gain (loss) on investments, written options and foreign currency transactions	(116,519,004)	132,053,065
Net change in unrealized appreciation/depreciation of investments, written options and translation of assets and liabilities in foreign currency	(190,425,661)	(115,206,194)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(283,299,186)	40,857,830
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(20,898,799)	(22,350,441)
Class B Shares	(2,660,900)	(4,164,075)
Class C Shares	(1,327,000)	(1,521,360)
Class F Shares	(917,530)	(1,084,251)
Distributions from net realized gains on investments, written options and foreign currency transactions
Class A Shares	(23,640,948)	--
Class B Shares	(4,643,153)	--
Class C Shares	(2,043,462)	--
Class F Shares	(1,134,799)	--
Distributions from paid-in capital
Class A Shares	(438,030)	--
Class B Shares	(55,771)	--
Class C Shares	(27,813)	--
Class F Shares	(19,231)	--
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(57,807,436)	(29,120,127)
Share Transactions:
Proceeds from sale of shares	128,116,146	138,354,876
Proceeds from shares issued in connection with the tax-free transfer of assets from Bryn Mawr Equity Common Trust Fund	--	62,919,097
Net asset value of shares issued to shareholders in payment of distributions declared	49,695,703	25,704,572
Cost of shares redeemed	(283,237,410)	(332,161,319)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(105,425,561)	(105,182,774)
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 8)	622,238	--
Change in net assets	(445,909,945)	(93,445,071)
Net Assets:
Beginning of period	1,044,705,355	1,138,150,426
End of period (including undistributed net investment income of $0 and $2,166,414, respectively)	$598,795,410	$1,044,705,355

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

November 30, 2008

1. ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide above average income and capital appreciation.

On June 25, 2007, the Fund received assets from Bryn Mawr Equity Common Trust Fund as the result of a tax-free transfer of assets, as follows:

Shares of the Fund Issued	Bryn Mawr Equity Common Trust Fund Net Assets Received	Unrealized Appreciation [1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Bryn Mawr Equity Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,815,172	$62,919,097	$11,879,951	$1,098,354,193	$62,919,097	$1,161,273,290

1 Unrealized Appreciation is included in the Bryn Mawr Equity Common Trust Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price on their principal exchange or market.
  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the "Directors").
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Shares of other mutual funds are valued based upon their reported NAVs.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a "bid" evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a "mid" evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Investment Income, Gains and Losses, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," on December 1, 2007. As of and during the year ended November 30, 2008, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2008, tax years 2005 through 2008 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the state of Maryland and the commonwealth of Pennsylvania.

Withholding taxes and where appropriate, deferred withholding taxes on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Written Options Contracts

The Fund may write option contracts. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended November 30, 2008, the Fund had a realized gain of $1,225,626 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at November 30, 2007	2,900	$ 210,334
Contracts written	46,916	3,844,541
Contracts bought back	(25,884)	(2,043,627)
Outstanding at November 30, 2008	23,932	$ 2,011,248

Written options contracts outstanding at period end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2008		2007
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	6,439,271	$115,174,248	4,954,868	$108,153,803
Proceeds from shares issued in connection with the tax-free transfer of assets from Bryn Mawr Equity Common Trust Fund	--	--	2,815,172	62,919,097
Shares issued to shareholders in payment of distributions declared	1,963,737	38,519,769	914,987	19,861,335
Shares redeemed	(10,413,744)	(188,368,817)	(9,409,039)	(205,327,562)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,010,736)	$(34,674,800)	(724,012)	$(14,393,327)

Year Ended November 30	2008		2007
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	382,133	$7,080,469	897,005	$19,587,299
Shares issued to shareholders in payment of distributions declared	334,691	6,716,960	173,094	3,749,075
Shares redeemed	(3,919,998)	(72,423,819)	(4,483,495)	(97,957,824)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(3,203,174)	$(58,626,390)	(3,413,396)	$(74,621,450)

Year Ended November 30	2008		2007
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	200,913	$3,669,842	347,292	$7,567,030
Shares issued to shareholders in payment of distributions declared	137,808	2,741,367	55,629	1,206,129
Shares redeemed	(875,835)	(15,915,877)	(689,453)	(15,033,805)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(537,114)	$(9,504,668)	(286,532)	$(6,260,646)

Year Ended November 30	2008		2007
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	122,338	$2,191,587	139,076	$3,046,744
Shares issued to shareholders in payment of distributions declared	87,145	1,717,607	40,918	888,033
Shares redeemed	(364,619)	(6,528,897)	(642,831)	(13,842,128)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(155,136)	$(2,619,703)	(462,837)	$(9,907,351)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(5,906,160)	$(105,425,561)	(4,886,777)	$(105,182,774)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, partnership gain/loss transactions and reclassifications for regulatory settlement proceeds.

For the year ended November 30, 2008, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(622,238)	$(7,664)	$629,902

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2008 and 2007, was as follows:

	2008	2007
Ordinary income	$25,804,229	$29,120,127
Long-term capital gains	$31,462,362	$ --
Return of capital	$ 540,845	$ --

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Net unrealized depreciation	$(105,914,525)
Capital loss carryforwards	$(113,357,717)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for the deferral of losses on wash sales.

At November 30, 2008, the cost of investments for federal tax purposes was $704,781,229. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized depreciation resulting from written options was $105,431,817. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $24,346,437 and net unrealized depreciation from investments for those securities having an excess of cost over value of $129,778,254.

At November 30, 2008, the Fund had a capital loss carryforward of $113,357,717 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire in 2016.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Equity Management Company of Pennsylvania is the Fund's investment adviser (the "Adviser"). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.60% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive and/or reimburse any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion. For the year ended November 30, 2008, the Adviser voluntarily reimbursed $86,640 of other operating expenses.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2008, the net fee paid to FAS was 0.076% of average daily net assets of the Fund. FAS waived $18,114 of its fee.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2008, FSC retained $98,607 of fees paid by the Fund.

On November 15, 2007, the Fund's Directors approved an amendment to the Plan to reduce the distribution services fee for the Fund's Class A Shares from 0.50% to 0.05%. The amendment to the Plan became effective for the Fund on January 31, 2008. For the year ended November 30, 2008, the Fund's Class A Shares did not incur a distribution services fee.

Sales Charges

For the year ended November 30, 2008, FSC retained $37,342 in sales charges from the sale of Class A Shares. FSC also retained $499 of contingent deferred sales charges relating to redemptions of Class A Shares, $2,120 relating to redemptions of Class C Shares and $1,386 relating to redemptions of Class F Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $1,300 of Service Fees for the year ended November 30, 2008. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2008, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares (after the voluntary waivers and reimbursements) will not exceed 1.13% for the fiscal year ending November 30, 2009. Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

General

Certain of the Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2008, the Adviser reimbursed $47,335. Transactions with affiliated companies during the year ended November 30, 2008 were as follows:

Affiliate	Balance of Shares Held 11/30/2007	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2008	Value	Dividend Income
High Yield Bond Portfolio	--	1,925,734	--	1,925,734	$ 8,396,200	$ 101,005
Prime Value Obligations Fund, Institutional Shares	45,448,042	593,618,756	610,148,910	28,917,888	$28,917,888	$1,867,330
TOTAL OF AFFILIATED TRANSACTIONS	45,448,042	595,544,490	610,148,910	30,843,622	$37,314,088	$1,968,335

6. EXPENSE REDUCTION

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended November 30, 2008, the Fund's expenses were reduced by $76,548 under these arrangements.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2008, were as follows:

Purchases	$990,850,649
Sales	$1,108,113,435

8. REGULATORY SETTLEMENT PROCEEDS

The Fund received $622,238 from an unaffiliated third party in settlement of administrative proceedings involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

9. LINE OF CREDIT

The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the Fund did not utilize the LOC.

10. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from other participating affiliated funds. As of November 30, 2008, there were no outstanding loans. During the year ended November 30, 2008, the program was not utilized.

11. LEGAL PROCEEDINGS

Since October 2003, Federated Investors, Inc. and related entities (collectively, "Federated") and various Federated funds ("Federated Funds") have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General ("NYAG") and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

12. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended November 30, 2008, the amount of long-term capital gains designated by the Fund was $31,462,362.

For the fiscal year ended November 30, 2008, 100.0% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended November 30, 2008, 90.70% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Federated Equity Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Equity Income Fund, Inc. at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
January 16, 2009

Board of Directors and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2008, the Fund comprised one portfolio, and the Federated Fund Complex consisted of 40 investment companies (comprising 149 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Directors and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED DIRECTORS BACKGROUND

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: June 1986	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: June 1986	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.

INDEPENDENT DIRECTORS BACKGROUND

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 DIRECTOR Began serving: October 1995	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 DIRECTOR Began serving: August 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology at Barry University and Blessed Edmund Rice School for Pastoral Ministry.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, QSGI, Inc. (technology services company); Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: August 1991	Principal Occupation: Director and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.

Other Directorships Held: Director, Horatio Alger Association.

Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.

Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.

Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: June 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 SENIOR VICE PRESIDENT AND CHIEF COMPLIANCE OFFICER Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.

Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

John L. Nichol Birth Date: May 21, 1963 VICE PRESIDENT Began serving: May 2004	Principal Occupations: John L. Nichol has been the Fund's Portfolio Manager since October 2002. He is Vice President of the Corporation. Mr. Nichol joined Federated in September 2000 as an Assistant Vice President/Senior Investment Analyst. He has been a Portfolio Manager since December 2000 and was named a Vice President of the Fund's Adviser in July 2001. Mr. Nichol served as a portfolio manager and analyst for the Public Employees Retirement System of Ohio from 1992 through August 2000. Mr. Nichol is a Chartered Financial Analyst. He received his M.B.A. with an emphasis in Finance and Management and Information Science from the Ohio State University.

Evaluation and Approval of Advisory
Contract - May 2008

FEDERATED EQUITY INCOME FUND, INC. (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2008. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; and different portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

For the periods ending December 31, 2007, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance was at the median of the relevant peer group for the one-year period. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the Fund's most recently completed fiscal year, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's website at FederatedInvestors.com. To access this information from the "Products" section of the website, click on the "Prospectuses and Regulatory Reports" link under "Related Information," then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Prospectuses and Regulatory Reports" link. Form N-PX filings are also available at the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" under "Related Information," then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the "Portfolio Holdings" link.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

Federated Equity Income Fund, Inc.
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

8042506 (1/09)

Federated is a registered mark of Federated Investors, Inc. 2009 (c)Federated Investors, Inc.

Item 2.                      Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Thomas G. Bigley, Nicholas P. Constantakis and Charles F. Mansfield, Jr.

Item 4.                      Principal Accountant Fees and Services

(a)                      Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $25,400

Fiscal year ended 2007 - $24,000

(b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2008 - $0

Fiscal year ended 2007 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $7,431 respectively.  Fiscal year end 2007 – Discussions related to accounting for swaps.

(e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2008 – 0%

Fiscal year ended 2007 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
Fiscal year ended 2008 - $89,758

Fiscal year ended 2007 - $143,026

(h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.                      Audit Committee of Listed Registrants

Not Applicable

Item 6.                      Schedule of Investments

Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.                      Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11.                      Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                      Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated Equity Income Fund, Inc.

By	/S/ Richard A. Novak
Richard A. Novak, Principal Financial Officer
Date	January 21, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue, Principal Executive Officer
Date	January 21, 2009

By	/S/ Richard A. Novak

Richard A. Novak, Principal Financial Officer
Date	January 21, 2009